                                                          THE LATIN AMERICA
                                                          EQUITY FUND, INC.

                                                         SEMI-ANNUAL REPORT
                                                            JUNE 30, 2001

[LOGO] LAQ LISTED NYSE (R)

3019-SA-01

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              5

Schedule of Investments                                                        7

Statement of Assets and Liabilities                                           11

Statement of Operations                                                       12

Statement of Changes in Net Assets                                            13

Financial Highlights                                                          14

Notes to Financial Statements                                                 16

Results of Annual Meeting of Shareholders                                     22

Description of InvestLink(SM) Program                                         23

Privacy Policy Notice                                                         26

LETTER TO SHAREHOLDERS

                                                                  August 2, 2001

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the six months ended June 30, 2001.

At June 30, 2001, the Fund's net assets were $147.6 million. The Fund's net asset value ("NAV") was $16.87 per share as compared to $16.60 at December 31, 2000.

PERFORMANCE: HURT BY BRAZILIAN EXPOSURE

For the six months ended June 30, 2001, the Fund's total return, based on NAV, was 1.6%, versus 5.7% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Latin America Index ("EMFLA").*

By far, the biggest driver of the Fund's underperformance of its EMFLA benchmark during the period was stock selection in Brazil. Our largest Brazilian holdings included a variety of companies in a cross-section of leading industry sectors that were hit hard for different reasons. Telecommunications names participated in the ongoing derating of the telecom sector worldwide, for example, while utilities suffered from the nation's severe energy shortage and banks weakened along with the Brazilian economy as a whole. The fact that we overweighted Brazil (i.e., compared to EMFLA) magnified the negative impact of our stock selection there.

The most positive contributions came from Mexican stock selection and our involvement in a Jamaican private placement. Seven of the Fund's ten biggest positions were in Mexico, and four of these were especially strong:

- Two were major banks, Grupo Financiero Banamex Accival, S.A. de C.V. ("Banacci") and Grupo Financiero BBVA Bancomer, S.A. de C.V. ("Bancomer") (the Fund's fifth- and sixth-largest holdings, respectively, at June 30), both of which soared on the mid-May announcement that Citigroup intended to acquire Banacci.

- The other two were Telefonos de Mexico, S.A. de C.V. ("Telmex") and Wal-Mart de Mexico, S.A de C.V. ("Wal-Mart de Mexico")(the Fund's largest and fourth-largest holdings, respectively, at June 30), blue-chips that benefited from upbeat sentiment about Mexico more broadly.

As for Jamaica, we note that the Fund does not usually invest in Caribbean markets due to their thin capitalization and other logistical difficulties. In this case, we were able to take advantage of what we considered to be an attractive opportunity in the form of a private partnership vehicle. The partnership owns shares in some of the most prominent Jamaican stocks and, in our opinion, offered a sufficiently compelling risk/reward profile. It enjoyed healthy returns during the period.

THE REGION: A TALE OF TWO COUNTRIES

As measured by EMFLA, Latin America meaningfully outperformed aggregate emerging and developed equity markets over the fiscal half-year. While some of this was based on lower political risk in Colombia (whose MSCI country index

LETTER TO SHAREHOLDERS

surged 38.4%), most was due to unexpectedly positive news from Mexico. Overall Latin performance would have been significantly better save for the depressive effects of events that continued to plague Brazil and Argentina.

Major developments in Mexico and Brazil (which, combined, accounted for over 80% of the portfolio's assets at June 30) included:

- MEXICO (MSCI MEXICO INDEX: +25.1%). Mexico impressed investors with its strong currency, respectable corporate performance and substantial capital inflows, despite a macroeconomic slowdown in the U.S., its primary trading partner. The news that the U.S.'s Citigroup would pay $12 billion to acquire Banacci, Mexico's second-largest bank, additionally helped to buoy investor confidence. Inflation also remained relatively benign, and nominal short-term interest rates fell to their lowest level--below 9%--in almost 20 years.

      There was more good news on the political front, as Congress approved financial reforms in April, and appeared close to passing fiscal and other important reforms as well. Although the Mexican economy technically was in or close to recession, investors were nonetheless cheered by the fact that the slowdown was part of the normal business cycle and not the result of a major financial crisis, as had been the case numerous times in years past.

- BRAZIL (MSCI BRAZIL INDEX: -12.4%). Brazil was nearly Mexico's polar opposite during the first half. It continued to surprise on the downside, hurt by ongoing political corruption charges; a painful and potentially inflationary energy shortage; rising interest rates (up 300 basis points over the first half); a currency that has fallen approximately 20% against the dollar thus far in 2001; and a dramatic decline in much-needed foreign direct investment.

      Brazilian sovereign risk, moreover, continued to rise because of major financial and macroeconomic problems in neighboring Argentina, which is one of Brazil's biggest trading partners. Under the guidance of Domingo Cavallo, who was renamed as the nation's economy minister in March, Argentina grappled with a number of urgent issues that investors interpreted as signals of whether the government would default on its debt or devalue the peso currency.

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: OVERWEIGHTING MEXICO, NEUTRAL ON BRAZIL

TOP 10 HOLDINGS, BY ISSUER*

                                                                         % OF
    HOLDING                                           COUNTRY         NET ASSETS
    -------                                           -------         ----------
 1. Telmex                                            Mexico             9.2
 2. Petrobras                                         Brazil             8.2
 3. America Movil                                     Mexico             6.8
 4. Wal-Mart de Mexico                                Mexico             5.5
 5. Banacci                                           Mexico             4.2
 6. Bancomer                                          Mexico             3.8
 7. CVRD                                              Brazil             3.4
 8. Bebidas                                           Brazil             3.4
 9. Carso Global Telecom                              Mexico             3.3
10. Televisa                                          Mexico             2.9
                                                                        ----
    Total                                                               50.7
                                                                        ====

----------
*     Company names are abbreviations of those found in the chart on page 6.

                                    [CHART]

                                                               COUNTRY BREAKDOWN
                                                               (% of net assets)
Mexico                                                               49.10
Other*                                                                6.51
Argentina                                                             2.11
Brazil                                                               32.93
Chile                                                                 7.25
Cash & Other Assets                                                   2.10

----------
* Other includes Global, Jamaica, Latin America, Peru, United States and Venezuela.

In structuring the portfolio, we have chosen to overweight Mexico (i.e., relative to the EMFLA benchmark), which we feel is less vulnerable to the volatility affecting most other Latin markets. News flow out of Mexico still is favorable and, despite this year's rally, valuations for Mexican equities are generally cheaper than those for their developed-world counterparts. In most respects, furthermore, we see Mexico as fundamentally more attractive than Brazil.

Within Mexico, we like telecommunications providers because of the much-improved visibility of their operations and earnings, as well as their excellent cash-flow generation; and are limiting the Fund's allocation both to exporters, which suffer when the peso is strong (as it is now), and industrials that may be impacted by any additional deterioration in the U.S. economy. Should things change, we may take a more defensive approach by shifting assets to food and beverage companies, whose revenues and earnings are comparatively stable and predictable.

We have adopted a benchmark-neutral stance in Brazil, and may even move to an underweight there if it appears that conditions are worsening. Our Brazilian stock selection is very defensive and emphasizes companies whose revenues are primarily U.S. dollar-denominated and/or are energy self-sufficient. Similarly, we are avoiding electric utilities, companies that are energy-dependent and those whose debt loads are primarily dollar-denominated. We are also reducing exposure to companies (e.g., financial institutions) whose success, in our view, hinges on the health of the overall Brazilian economy.

Beyond Mexico and Brazil, we remain underweight in Chile and are maintaining a slight presence in Argentina via the shares of export companies that are minimally exposed to the domestic environment.

LETTER TO SHAREHOLDERS

OUTLOOK: NEAR-TERM CAUTION

We remain cautious on the near-term prospects for Latin American equities for a number of reasons. These include the risk of further macroeconomic deterioration in Argentina; the possibility that a recovery by the sluggish U.S. economy might take longer than expected; weakening European macroeconomic conditions; and Japan's lack of real progress in solving its own numerous financial and macroeconomic problems. Latin markets could easily feel the pinch from any of these.

Looking ahead, though, we believe that Latin America offers more attractive valuations and earnings potential than we see elsewhere in the world. This is especially true of Mexico, which stands to benefit enormously over time both from its increasingly close ties to the U.S. and current efforts to ease trade restrictions between the countries of North and South America.

We are less sanguine about Brazil which, as noted, must overcome a variety of tough obstacles before it regains its macroeconomic footing. The energy crisis, for example, is a major challenge to near-term recovery. Should the crisis worsen and the cost of energy rise more, it would probably put more pressure on the central bank to keep interest rates high, thereby limiting any potential rebound in Brazil's economy. High energy costs would also weaken the competitiveness of Brazilian businesses, particularly those that make up its industrial sector.

Respectfully,


/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 23 through 25 of this report.

----------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She also is Chief Investment Officer of The Brazilian Equity Fund, Inc. and an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2001 (UNAUDITED)

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

[CHART]

                                      JUNE 30, 2001        DECEMBER 31, 2000
Argentina                                  2.11%                 3.53%
Brazil                                    32.92%                43.87%
Chile                                      7.47%                 7.98%
Jamaica                                    2.44%                 2.04%
Latin America                              0.76%                 0.79%
Mexico                                    49.12%                38.59%
Peru                                       1.48%                 0.51%
United States                              0.03%                 0.07%
Venezuela                                  0.57%                 0.47%
Global                                     1.23%                 1.29%
Cash & Cash Equivalents                    1.87%                 0.86%

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

[CHART]

                                                   JUNE 30, 2001          DECEMBER 31, 2000
Banking                                                 4.17%                  5.44%
Bottling                                                3.37%                  3.64%
Broadcast, Radio & Television                           2.85%                  4.27%
Cellular Telecommunications                            10.58%                  7.01%
Cement                                                  1.91%                  1.88%
Electric-Integrated                                     1.73%                  1.60%
Financial Services                                     10.22%                  9.23%
Food & Beverages                                        7.51%                 13.35%
Investment & Holding Companies                          5.77%                  2.04%
Local and/or Long Distance Telephone Service            4.90%                 10.84%
Mining                                                  3.81%                  5.63%
Oil & Natural Gas                                       8.16%                  7.90%
Retail                                                  5.93%                  3.86%
Steel                                                   3.02%                  3.19%
Telecommunications                                     10.90%                 12.74%
Utilities                                               2.46%                  0.00%
Other                                                  10.61%                  6.42%
Cash & Cash Equivalents                                 2.10%                  0.96%

THE LATIN AMERICA EQUITY FUND, INC.

TOP 10 HOLDINGS, BY ISSUER

                                                                                                PERCENT OF
    HOLDING                                                      SECTOR               COUNTRY   NET ASSETS
----------------------------------------------------------------------------------------------------------
 1. Telefonos de Mexico, S.A. de C.V.                      Telecommunications         Mexico        9.2
----------------------------------------------------------------------------------------------------------
 2. Petroleo Brasileiro S.A.                                Oil & Natural Gas         Brazil        8.2
----------------------------------------------------------------------------------------------------------
 3. America Movil, S.A. de C.V.                        Cellular Telecommunications    Mexico        6.8
----------------------------------------------------------------------------------------------------------
 4. Wal-Mart de Mexico, S.A. de C.V.                             Retail               Mexico        5.5
----------------------------------------------------------------------------------------------------------
 5. Grupo Financiero Banamex Accival, S.A. de C.V.         Financial Services         Mexico        4.2
----------------------------------------------------------------------------------------------------------
 6. Grupo Financiero BBVA Bancomer, S.A. de C.V.           Financial Services         Mexico        3.8
----------------------------------------------------------------------------------------------------------
 7. Companhia Vale do Rio Doce                                   Mining               Brazil        3.4
----------------------------------------------------------------------------------------------------------
 8. Companhia de Bebidas das Americas                           Bottling              Brazil        3.4
----------------------------------------------------------------------------------------------------------
 9. Carso Global Telecom                             Investment & Holding Companies   Mexico        3.3
----------------------------------------------------------------------------------------------------------
10. Grupo Televisa S.A.                               Broadcast, Radio & Television   Mexico        2.9
----------------------------------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - AS OF JUNE 30, 2001 (UNAUDITED)

                                                      NO. OF              VALUE
DESCRIPTION                                        SHARES/UNITS         (NOTE A)
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.90%
ARGENTINA-2.11%

COAL MINING & STEEL-0.99%
Siderca SAIC ADR+                                        75,700     $  1,464,795
                                                                    ------------

FINANCIAL SERVICES-1.12%
Perez Companc S.A. ADR                                  122,800        1,657,800
                                                                    ------------

TOTAL ARGENTINA
 (Cost $3,328,229)                                                     3,122,595
                                                                    ------------

BRAZIL-32.93%

AEROSPACE/DEFENSE EQUIPMENT-1.70%
Emprasa Brasileira de Aeronautica
 S.A. ADR                                                64,200        2,507,010
                                                                    ------------

BANKING-3.65%
Banco do Brasil S.A., Series B,
 Warrants (expiring 06/30/06)+                       34,430,100           24,684
Banco do Brasil S.A., Series C,
 Warrants (expiring 06/30/11)+                       57,383,500           48,620
Banco Itau S.A. PN                                   42,899,100        3,765,205
Uniao de Bancos Brasileiros
 S.A. GDR                                                60,600        1,542,270
                                                                    ------------
                                                                       5,380,779
                                                                    ------------

BOTTLING-3.37%
Companhia de Bebidas
 das Americas ADR                                       201,100        4,655,465
Companhia de Bebidas
 das Americas PN                                      1,332,731          312,698
                                                                    ------------
                                                                       4,968,163
                                                                    ------------

CELLULAR TELECOMMUNICATIONS-2.56%
Celular CRT Participacoes
 S.A. PNA+                                            3,935,899        1,633,189
Tele Centro Oeste Celular
 Participacoes S.A. ADR                                  85,400          738,710
Telemig Celular S.A. PNC                                276,107            4,799
Telesp Celular Participacoes
  S.A. ADR                                               92,900        1,407,435
                                                                    ------------
                                                                       3,784,133
                                                                    ------------

                                                      NO. OF              VALUE
DESCRIPTION                                           SHARES            (NOTE A)
--------------------------------------------------------------------------------
FERTILIZER-0.02%
Serrana S.A. ON                                          41,459     $     15,312
Serrana S.A. PN                                          49,436           20,406
                                                                    ------------
                                                                          35,718
                                                                    ------------

FOOD & BEVERAGES-0.49%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR                                 28,163          653,663
Seara Alimentos S.A.                                160,771,340           74,046
                                                                    ------------
                                                                         727,709
                                                                    ------------

LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE-4.90%
Brasil Telecom Participacoes
 S.A. ADR+                                               46,400        1,949,264
Embratel Participacoes S.A. ADR                         167,900        1,255,892
Tele Norte Leste Participacoes
 S.A. ADR                                               262,982        4,013,105
Telecomunicacoes de Minas
 Gerais S.A. PNB                                        276,107           17,995
                                                                    ------------
                                                                       7,236,256
                                                                    ------------

MINING-3.39%
Companhia Vale do Rio Doce ADR                          113,700        2,637,840
Companhia Vale do Rio Doce PNA                          103,669        2,361,212
                                                                    ------------
                                                                       4,999,052
                                                                    ------------

OIL & NATURAL GAS-8.16%
Petroleo Brasileiro S.A. ON ADR                         189,300        4,921,800
Petroleo Brasileiro S.A. PN ADR                         304,600        7,124,594
                                                                    ------------
                                                                      12,046,394
                                                                    ------------

PAPER PRODUCTS-0.57%
Votorantim Celulose
 e Papel S.A. ADR                                        56,000          845,600
                                                                    ------------

STEEL-1.66%
Companhia Siderurgica
 Nacional S.A. ON                                    62,372,549        1,165,064
Gerdau S.A. PN                                      165,924,269        1,289,761
                                                                    ------------
                                                                       2,454,825
                                                                    ------------

THE LATIN AMERICA EQUITY FUND, INC.

                                                      NO. OF              VALUE
DESCRIPTION                                        SHARES/UNITS         (NOTE A)
--------------------------------------------------------------------------------
UTILITIES-2.46%
Centrais Eletricas
 Brasileiras S.A. PNB                               125,556,946     $  1,483,880
Companhia Paranaense
 de Energia ADR                                         285,900        2,147,109
                                                                    ------------
                                                                       3,630,989
                                                                    ------------

TOTAL BRAZIL
 (Cost $53,959,652)                                                   48,616,628
                                                                    ------------

CHILE-7.25%

BANKING-0.53%
Banco de A. Edwards                                   1,276,059          129,930
Banco de Credito
 e Inversiones                                           41,029          327,684
Banco de Credito
 e Inversiones, Rights
 (expiring 07/19/01)+                                     3,245            3,577
Banco Santander Chile, Class A                        1,987,000          161,223
SM-Chile, Class B                                     2,640,793          159,611
                                                                    ------------
                                                                         782,025
                                                                    ------------

ELECTRIC-INTEGRATED-1.73%
Empresa Nacional
 de Electricidad S.A. ADR                               159,800        1,797,750
Enersis S.A.                                          2,541,864          756,230
                                                                    ------------
                                                                       2,553,980
                                                                    ------------

ENGINEERING & CONSTRUCTION-0.06%
MASISA S.A.                                             191,277           94,033
                                                                    ------------

FERTILIZER-0.15%
Sociedad Quimica y Minera
 de Chile S.A., Class A                                  84,202          214,340
Sociedad Quimica y Minera de Chile
 S.A., Class A ADR                                          213            5,240
                                                                    ------------
                                                                         219,580
                                                                    ------------

                                                      NO. OF              VALUE
DESCRIPTION                                           SHARES            (NOTE A)
--------------------------------------------------------------------------------
FOOD & BEVERAGES-1.80%
Compania Cervecerias
 Unidas S.A.                                             60,000     $    265,363
Distribucion y Servicio
 D&S S.A. ADR                                            47,800          707,440
Embotelladora Andina S.A. PNA                           120,074          273,178
Embotelladora Andina
 S.A. PNB ADR                                            97,500        1,057,875
Embotelladora Arica S.A. ADR+                            75,000          243,750
Vina Concha y Toro S.A.                                  29,311           26,114
Vina San Pedro S.A.                                   9,041,409           83,430
                                                                    ------------
                                                                       2,657,150
                                                                    ------------

FORESTRY-1.06%
Compania
 de Petroleos de Chile S.A.                             293,817          990,998
Empresas CMPC S.A.                                       70,039          579,433
                                                                    ------------
                                                                       1,570,431
                                                                    ------------

INSURANCE-0.07%
Compania de Seguros
 La Prevision Vida S.A.                                 217,878          100,524
                                                                    ------------

PHARMACEUTICALS-0.13%
Laboratorio Chile S.A.                                  161,584          197,947
                                                                    ------------

REAL ESTATE INVESTMENT & MANAGEMENT-0.07%
Parque Arauco S.A.+                                     250,000           95,458
                                                                    ------------

RETAIL-0.40%
Sociedad Anonima Comercial e
 Industrial Falabella S.A.                              660,283          594,050
                                                                    ------------

STEEL-0.14%
Compania Acero
 del Pacifico S.A.                                      155,931          205,907
                                                                    ------------

TELECOMMUNICATIONS-1.11%
Compania de Telecomunicaciones
 de Chile S.A. ADR+                                      51,900          730,752
Compania de Telecomunicaciones
 de Chile S.A., Class A+                                101,753          356,148
Empresa Nacional
 de Telecomunicaciones S.A.                              66,255          543,912
                                                                    ------------
                                                                       1,630,812
                                                                    ------------

TOTAL CHILE
 (Cost $11,381,619)                                                   10,701,897
                                                                    ------------

THE LATIN AMERICA EQUITY FUND, INC.

                                                      NO. OF              VALUE
DESCRIPTION                                        SHARES/UNITS         (NOTE A)
--------------------------------------------------------------------------------
JAMAICA-2.44%

INVESTMENT & HOLDING COMPANIES-2.44%
Jamaican Assets I L.P.++ +
 (Cost $1,604,956)                                    1,319,033     $  3,599,523
                                                                    ------------

LATIN AMERICA-0.76%

DIVERSIFIED OPERATIONS-0.76%
J.P. Morgan Latin America
 Capital Partners, L.P. *+#                           1,404,452        1,119,756
                                                                    ------------

TELECOMMUNICATIONS-0.00%
International Wireless Communications
 Holdings Corp.*+                                        12,636                0
                                                                    ------------

TOTAL LATIN AMERICA
 (Cost $1,518,676)                                                     1,119,756
                                                                    ------------

MEXICO-49.10%

AIRPORT DEVELOPMENT/MAINTENANCE-1.45%
Grupo Aeroportuario del Sureste
 S.A. de C.V. ADR+                                      114,300        2,137,410
                                                                    ------------

BROADCAST, RADIO & TELEVISION-2.85%
Grupo Televisa S.A. GDR+                                105,100        4,205,051
                                                                    ------------

CELLULAR TELECOMMUNICATIONS-8.02%
America Movil, S.A.
 de C.V., Series L ADR                                  482,300       10,060,778
Grupo Iusacell, S.A.
 de C.V., Series V ADR+                                 258,734        1,787,852
                                                                    ------------
                                                                      11,848,630
                                                                    ------------

CEMENT-1.91%
Cemex, S.A. de C.V. ADR                                 106,272        2,816,208
                                                                    ------------

FINANCIAL SERVICES-8.04%
Grupo Financiero Banamex Accival,
 S.A. de C.V., Series O                               2,408,600        6,244,518
Grupo Financiero BBVA Bancomer,
 S.A. de C.V., Series O+                              5,667,670        5,633,207
                                                                    ------------
                                                                      11,877,725
                                                                    ------------

                                                      NO. OF              VALUE
DESCRIPTION                                           SHARES            (NOTE A)
--------------------------------------------------------------------------------
FOOD & BEVERAGES-5.21%
Coca-Cola Femsa, S.A. ADR                                31,632     $    781,310
Fomento Economico Mexicano, S.A.
 de C.V. ADR                                             79,100        3,386,271
Grupo Modelo, S.A.
 de C.V., Series C                                    1,309,822        3,533,406
                                                                    ------------
                                                                       7,700,987
                                                                    ------------

INVESTMENT & HOLDING COMPANIES-3.33%
Carso Global Telecom, Class A-1+                      2,044,100        4,915,332
                                                                    ------------

PAPER PRODUCTS-1.15%
Kimberly-Clark de Mexico, S.A.
 de C.V., Series A                                      570,800        1,691,890
                                                                    ------------

REAL ESTATE DEVELOPMENT-1.17%
Consorcio ARA, S.A. de C.V.+                          1,039,500        1,723,881
                                                                    ------------

RETAIL-5.53%
Wal-Mart de Mexico, S.A. de C.V. ADR                    301,589        8,164,346
                                                                    ------------

STEEL-1.22%
Tubos de Acero de Mexico, S.A. ADR                      142,500        1,802,625
                                                                    ------------

TELECOMMUNICATIONS-9.22%
Telefonos de Mexico,
 S.A. de C.V., Class L ADR                              387,900       13,611,411
                                                                    ------------

TOTAL MEXICO
 (Cost $64,786,263)                                                   72,495,496
                                                                    ------------

PERU-1.48%

FINANCIAL SERVICES-1.05%
Credicorp Limited                                       185,200        1,546,420
                                                                    ------------

MINING-0.43%
Compania de Minas Buenaventura
 S.A., Class B ADR                                       34,300          632,492
                                                                    ------------

TOTAL PERU
 (Cost $2,098,679)                                                     2,178,912
                                                                    ------------

THE LATIN AMERICA EQUITY FUND, INC.

                                                      NO. OF              VALUE
DESCRIPTION                                        SHARES/UNITS         (NOTE A)
--------------------------------------------------------------------------------
UNITED STATES-0.03%

NETWORKING PRODUCTS-0.03%
Lucent Technologies Inc.
 (Cost $230,164)                                          7,984     $     49,501
                                                                    ------------

VENEZUELA-0.57%

CEMENT-0.00%
Cemex Venezuela,
 S.A.C.A., Shares 1                                         315               94
                                                                    ------------
Cemex Venezuela,
 S.A.C.A., Shares 2                                          41               12
                                                                    ------------
                                                                             106
                                                                    ------------

TELECOMMUNICATIONS-0.57%
Venworld Telecommunications++ +                          80,301          846,024
                                                                    ------------

TOTAL VENEZUELA
 (Cost $1,634,069)                                                       846,130
                                                                    ------------

GLOBAL-1.23%

VENTURE CAPITAL-1.23%
Emerging Markets Ventures I,
 L.P.++ +#
 (Cost $1,819,508)                                    1,789,903        1,818,076
                                                                    ------------

TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES
  (Cost $142,361,815)                                                144,548,514
                                                                    ------------

                                                      NO. OF              VALUE
DESCRIPTION                                           SHARES            (NOTE A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-0.23%

CHILEAN MUTUAL FUNDS-0.23%
Banco Santiago S.A.                                   1,400,000     $     30,737
Bice Manager Investment
 Fund S.A.                                               45,349          114,616
Fondo Mutuo Security Check                               43,006          185,064
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $335,124)                                                         330,417
                                                                    ------------

TOTAL INVESTMENTS-98.13%
 (Cost $142,696,939) (Notes A,D,F)                                   144,878,931

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-1.87%                                                     2,765,209
                                                                    ------------

NET ASSETS-100.00%                                                  $147,644,140
                                                                    ============

----------
*     Not readily marketable security.
++    Restricted security, not readily marketable (See Note F).
+     Security is non-income producing.
# As of June 30, 2001, the Fund committed to investing an additional $313,670 and $2,885,369 of capital in Emerging Markets Ventures I, L.P. and J.P. Morgan Latin America Capital Partners, L.P., respectively.
ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.
ON    Ordinary Shares.
PN    Preferred Shares.
PNA   Preferred Shares, Class A.
PNB   Preferred Shares, Class B.
PNC   Preferred Shares, Class C.

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001 (UNAUDITED)

ASSETS

Investments, at value (Cost $142,696,939) (Note A)                                       $ 144,878,931
Cash (including $682,416 of foreign currencies with a cost of $682,538) (Note A)             3,892,345
Receivables:
    Dividends                                                                                  292,094
    Investments sold                                                                               436
    Interest                                                                                       130
Prepaid expenses                                                                                51,202
                                                                                         -------------
Total Assets                                                                               149,115,138
                                                                                         -------------

LIABILITIES

Payables:
    Investments purchased                                                                      800,493
    Investment advisory fee (Note B)                                                           281,145
    Administration fees (Note B)                                                                35,332
    Other accrued expenses                                                                     354,028
                                                                                         -------------
Total Liabilities                                                                            1,470,998
                                                                                         -------------
NET ASSETS (applicable to 8,750,704 shares of common stock outstanding) (Note C)         $ 147,644,140
                                                                                         =============

NET ASSET VALUE PER SHARE ($147,644,140 DIVIDED BY 8,750,704)                            $       16.87
                                                                                         =============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 8,750,704 shares issued and outstanding
   (100,000,000 shares authorized)                                                       $       8,751
Paid-in capital                                                                            170,447,491
Undistributed net investment income                                                          3,560,336
Accumulated net realized loss on investments and foreign currency related transactions     (28,554,946)
Net unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies                                  2,182,508
                                                                                         -------------
Net assets applicable to shares outstanding                                              $ 147,644,140
                                                                                         =============

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME

Income (Note A):
   Dividends                                                                                $ 4,134,230
   Interest                                                                                      42,479
   Less: Foreign taxes withheld                                                                (299,477)
                                                                                            -----------
   Total Investment Income                                                                    3,877,232
                                                                                            -----------

Expenses:
   Investment advisory fees (Note B)                                                            567,887
   Administration fees (Note B)                                                                 112,665
   Custodian fees                                                                                62,490
   Printing                                                                                      46,460
   Audit and legal fees                                                                          43,380
   Accounting fees                                                                               31,894
   Directors' fees                                                                               18,777
   Consulting/Merger-related fees (Note A)                                                       17,674
   NYSE listing fees                                                                             13,857
   Transfer agent fees                                                                           13,203
   Insurance                                                                                      5,155
   Other                                                                                         16,138
   Brazilian taxes (Note A)                                                                      74,555
                                                                                            -----------
   Total Expenses                                                                             1,024,135
                                                                                            -----------
   Net Investment Income                                                                      2,853,097
                                                                                            -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS

Net realized loss from:
    Investments                                                                              (7,367,526)
    Foreign currency related transactions                                                      (111,037)
Net change in unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies                                   6,988,269
                                                                                            -----------
Net realized and unrealized loss on investments and foreign currency related transactions      (490,294)
                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 2,362,803
                                                                                            ===========

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE SIX MONTHS    FOR THE YEAR
                                                                                              ENDED              ENDED
                                                                                          JUNE 30, 2001      DECEMBER 31,
                                                                                           (UNAUDITED)           2000
                                                                                       ------------------    -------------
INCREASE IN NET ASSETS

Operations:
   Net investment income/(loss)                                                        $        2,853,097    $    (625,931)
   Net realized gain/(loss) on investments and foreign currency related transactions           (7,478,563)      16,932,202
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in
    foreign currencies                                                                          6,988,269      (33,666,959)
                                                                                       ------------------    -------------
     Net increase/(decrease) in net assets resulting from operations                            2,362,803      (17,360,688)
                                                                                       ------------------    -------------
Dividends to shareholders (Note A):
   Net investment income                                                                               --         (700,056)
                                                                                       ------------------    -------------
Capital share transactions:
   Cost of 1,104,000 shares repurchased (Note G)                                                       --      (13,448,170)
   Net assets received in conjunction with Merger Agreement
    and Plan of Reorganization (Note A)                                                                --       53,528,610
                                                                                       ------------------    -------------
     Total capital share transactions                                                                  --       40,080,440
                                                                                       ------------------    -------------
     Total increase in net assets                                                               2,362,803       22,019,696
                                                                                       ------------------    -------------

NET ASSETS

Beginning of period                                                                           145,281,337      123,261,641
                                                                                       ------------------    -------------
End of period (including undistributed net investment income of $3,560,336
 and $707,239, respectively)                                                           $      147,644,140    $ 145,281,337
                                                                                       ==================    =============

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS@

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                    FOR THE SIX
                                                                   MONTHS ENDED       FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30, 2001     ---------------------------------
                                                                    (UNAUDITED)        2000         1999         1998
                                                                   -------------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                    $16.60         $18.57       $10.96      $18.77
                                                                      --------       --------     --------     -------
Net investment income/(loss)                                              0.33          (0.11)+       0.07+       0.16
Net realized and unrealized gain/(loss)
  on investments and foreign currency related transactions               (0.06)         (2.44)        7.07       (7.85)++
                                                                      --------       --------     --------     -------
Net increase/(decrease) in net assets resulting from operations           0.27          (2.55)        7.14       (7.69)
                                                                      --------       --------     --------     -------
Dividends and distributions to shareholders:
    Net investment income                                                   --          (0.08)          --       (0.12)
    Net realized gain on investments and foreign currency
      related transactions                                                  --             --           --          --
    In excess of net realized gains                                         --             --           --          --
                                                                      --------       --------     --------     -------
Total dividends and distributions to shareholders                           --          (0.08)          --       (0.12)
                                                                      --------       --------     --------     -------
Anti-dilutive impact due to capital shares repurchased                      --           0.66         0.47          --
Effect of reduction of accrued offering costs                               --             --           --          --
Dilutive impact due to capital share rights offering                        --             --           --          --
                                                                      --------       --------     --------     -------
Net asset value, end of period                                          $16.87         $16.60       $18.57      $10.96
                                                                      ========       ========     ========     =======
Market value, end of period                                             $13.30        $12.875      $13.760      $7.834
                                                                      ========       ========     ========     =======
Total investment return (a)                                               3.30%         (5.87)%      75.65%     (46.63)%
                                                                      ========       ========     ========     =======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                               $147,644       $145,281     $123,262     $86,676
Ratio of expenses to average net assets (b)                               1.40%(c)       2.13%        2.14%       2.41%
Ratio of expenses to average net assets, excluding fee waivers              --           2.19%        2.22%       2.60%
Ratio of expenses to average net assets, excluding taxes                  1.30%(c)       2.03%        2.05%       1.77%
Ratio of net investment income/(loss) to average net assets               3.91%(c)      (0.55)%       0.46%       1.12%
Portfolio turnover rate                                                  53.41%        125.83%      161.71%     142.35%

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
                                                                     1997          1996          1995          1994          1993
                                                                   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $18.41        $16.27        $19.53        $24.52        $15.66
                                                                   --------      --------      --------      --------      --------
Net investment income/(loss)                                           0.16          0.21          0.07          0.01+         0.12+
Net realized and unrealized gain/(loss)
  on investments and foreign currency related transactions             2.01          2.00         (3.07)         1.05          9.54
                                                                   --------      --------      --------      --------      --------
Net increase/(decrease) in net assets resulting from operations        2.17          2.21         (3.00)         1.06          9.66
                                                                   --------      --------      --------      --------      --------
Dividends and distributions to shareholders:
    Net investment income                                             (0.17)        (0.07)           --         (0.18)           --
    Net realized gain on investments and foreign currency
      related transactions                                            (1.64)           --         (0.26)        (3.38)        (0.82)
    In excess of net realized gains                                      --            --            --            --            --
                                                                   --------      --------      --------      --------      --------
Total dividends and distributions to shareholders                     (1.81)        (0.07)        (0.26)        (3.56)        (0.82)
                                                                   --------      --------      --------      --------      --------
Anti-dilutive impact due to capital shares repurchased                   --            --            --            --            --
Effect of reduction of accrued offering costs                            --            --            --            --          0.02
Dilutive impact due to capital share rights offering                     --            --            --         (2.49)           --
                                                                   --------      --------      --------      --------      --------
Net asset value, end of period                                       $18.77        $18.41        $16.27        $19.53        $24.52
                                                                   ========      ========      ========      ========      ========
Market value, end of period                                         $14.918       $15.259       $14.033       $19.210       $27.929
                                                                   ========      ========      ========      ========      ========
Total investment return (a)                                           10.29%         9.18%       (25.65)%      (17.78)%       89.35%
                                                                   ========      ========      ========      ========      ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $148,130      $145,230      $128,377      $153,128      $135,573
Ratio of expenses to average net assets (b)                            1.89%         1.69%         2.04%         1.94%         2.00%
Ratio of expenses to average net assets, excluding fee waivers         2.02%         1.80%         2.15%           --            --
Ratio of expenses to average net assets, excluding taxes               1.65%           --          1.81%         1.70%           --
Ratio of net investment income/(loss) to average net assets            0.77%         1.16%         0.42%         0.04%         0.63%
Portfolio turnover rate                                              111.83%        43.22%        27.05%        68.46%        49.48%

                                                                                             FOR THE PERIOD
                                                         FOR THE YEARS ENDED DECEMBER 31,   OCTOBER 30, 1991*
                                                                   -------                       THROUGH
                                                                     1992                   DECEMBER 31, 1991
                                                                   -------                  -----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $16.83                       $15.10**
                                                                   -------                      -------
Net investment income/(loss)                                          0.23                         0.07
Net realized and unrealized gain/(loss)
  on investments and foreign currency related transactions            0.47                         1.74
                                                                   -------                      -------
Net increase/(decrease) in net assets resulting from operations       0.70                         1.81
                                                                   -------                      -------
Dividends and distributions to shareholders:
    Net investment income                                            (0.23)                       (0.07)
    Net realized gain on investments and foreign currency
      related transactions                                           (1.44)                       (0.01)
    In excess of net realized gains                                  (0.20)                          --
                                                                   -------                      -------
Total dividends and distributions to shareholders                    (1.87)                       (0.08)
                                                                   -------                      -------
Anti-dilutive impact due to capital shares repurchased                  --                           --
Effect of reduction of accrued offering costs                           --                           --
Dilutive impact due to capital share rights offering                    --                           --
                                                                   -------                      -------
Net asset value, end of period                                      $15.66                       $16.83
                                                                   =======                      =======
Market value, end of period                                        $15.259                      $14.714
                                                                   =======                      =======
Total investment return (a)                                          16.49%                       (2.73)%
                                                                   =======                      =======


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $86,359                      $92,751
Ratio of expenses to average net assets (b)                           2.20%                        2.35%(c)
Ratio of expenses to average net assets, excluding fee waivers          --                           --
Ratio of expenses to average net assets, excluding taxes                --                           --
Ratio of net investment income/(loss) to average net assets           1.27%                        2.46%(c)
Portfolio turnover rate                                              68.70%                       11.58%


----------
@ Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
*     Commencement of investment operations.
** Initial public offering price of $16.35 per share less underwriting discount of $1.14 per share and offering expenses of $0.11 per share.
+     Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c)   Annualized.


                                     14 & 15

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. The Fund engaged an Investment Banking Firm during the fiscal year ended December 31, 2000, to look at various strategic options for the Fund. On November 10, 2000, the Fund (then known as "The Latin America Investment Fund, Inc.") consummated its merger with The Latin America Equity Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of November 9, 2000 ($16.60 and $15.23, respectively), resulting in a conversion ratio of 0.9175 shares of the Fund for each share of the Predecessor Fund. Cash was paid in-lieu-of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $52,480,259 and $93,395,715, including unrealized depreciation of $1,555,628 and 3,158,059, respectively. Total net assets after the merger were $145,875,974. Subsequent to the merger, the Fund's accounting agent contributed $1,048,351 to the Fund related to the issuance of shares to the Predecessor Fund shareholders. Upon the consummation of the merger, the Fund changed its name to "The Latin America Equity Fund, Inc." and adopted the Predecessor Fund's investment objective and policies. Accordingly, under normal market conditions the Fund will invest substantially all or at least 80%, of its total assets in Latin American equity securities.

For financial reporting purposes the historical results of the Predecessor Fund survives.

The Board of Directors of the Fund has approved the overall terms of a self-tender program, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, commencing in 2001, and (ii) the per share purchases price will be at least 95% of the Fund's net asset value per share. The self-tender program is subject to change based on economic or market conditions or other factors. For example, sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines

THE LATIN AMERICA EQUITY FUND, INC.

for calculating fair value of not readily marketable securities. At June 30, 2001, the Fund held 5.00% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,577,204 and fair value of $7,383,379. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2001, the interest rate was 2.96%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2000, the Fund had a capital loss carryover for U.S. federal income tax purposes of $18,907,917 of which $9,424,172 and $674,775 expire in 2006 and 2007, respectively and are subject to Internal Revenue Code Sections' limitations. In addition, capital loss carryover of $8,654,660 and $154,310 expire in 2005 and 2006, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile and on net unrealized gains on securities held in Chilean pesos. Known and estimated remittances represent the Fund's obligations to pay distributions to shareholders and U.S. dollar denominated expenses of the Fund.

On June 19, 2001, the Chilean government promulgated a new capital gains law which will likely significantly reduce repatriation taxes payable by the Fund. The amendment to the law maintains the remittance tax at 10%, but realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax.

Management of the Fund, in conjunction with the Fund's tax advisors, is currently evaluating the effects of this new legislation on the Fund's tax liability. However, due to the complexity of interpreting and applying the provisions of the new law, management has determined not to adjust the Fund's tax liability until all pertinent facts have been gathered and a reasonable estimate can be developed.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that is applied to most debit transactions carried out by financial institutions. On June 17, 1999, the CPMF tax was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%. For the six months ended June 30, 2001, the Fund incurred $74,555 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars.

THE LATIN AMERICA EQUITY FUND, INC.

Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the

THE LATIN AMERICA EQUITY FUND, INC.

end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. As of June 30, 2001, the Fund had no such agreements.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM), serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended June 30, 2001, CSAM earned $567,887 for advisory services. CSAM also provides certain administrative services to the Fund and is

THE LATIN AMERICA EQUITY FUND, INC.

reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2001, CSAM was reimbursed $8,985 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the six months ended June 30, 2001, Celfin earned $6,716 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2001, BSFM earned $68,349 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.'s") (approximately $51,000 at June 30, 2001) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid by the Fund to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $5,000 at June 30, 2001). For the six months ended June 30, 2001, Celfin earned $35,331 and $3,258 for administration and accounting services, respectively.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,750,704 shares outstanding at June 30, 2001, CSAM owned 13,747 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $145,261,353. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $382,422 was composed of gross appreciation of $14,786,252 for those investments having an excess of value over cost and gross depreciation of $15,168,674 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term investments, were $78,707,546 and $77,528,316, respectively.

NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per

THE LATIN AMERICA EQUITY FUND, INC.

annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At June 30, 2001 and during the six months ended June 30, 2001, the Fund had no borrowings under either credit facility.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of June 30, 2001, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                  FAIR
                                 NUMBER                                         VALUE AT      VALUE     PERCENT
                                   OF                                           JUNE 30,       PER      OF NET
SECURITY                      UNITS/SHARES  ACQUISITION DATE(S)     COST          2001     UNIT/SHARE   ASSETS
--------                      ------------  -------------------  ----------    ----------  ----------   ------
Emerging Markets
    Ventures I, L.P.           1,606,686    01/22/98 - 03/24/00  $1,641,725    $1,631,975    $ 1.02       1.10
                                 183,217         01/10/01           177,783       186,101                 0.13
                               ---------                         ----------    ----------                 ----
                               1,789,903                          1,819,508     1,818,076                 1.23
                               ---------                         ----------    ----------                 ----
Jamaican Assets I L.P.         1,319,033    07/29/97 - 10/20/97   1,604,956     3,599,523      2.73       2.44
                               ---------                         ----------    ----------                 ----
Venworld Telecommunications       80,301    07/30/92 - 08/07/92   1,634,064       846,024     10.54       0.57
                               ---------                         ----------    ----------                 ----
Total                                                            $5,058,528    $6,263,623                 4.24
                                                                 ==========    ==========                 ====

The Fund may incur certain costs in connection with the disposition of the above securities.

THE LATIN AMERICA EQUITY FUND, INC.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. By July, 1999, the Fund had repurchased the full amount so authorized (1,300,000 shares). On October 14, 1999, the Board of Directors authorized the repurchase by the Fund of up to an additional 15% of the Fund's outstanding common shares, for the purpose of further enhancing shareholder value. The repurchase program was subject to review by the Board of Directors of the Fund. Such program has been suspended upon the merger with the Predecessor Fund (see Note A). For the year ended December 31, 2000, the Fund repurchased 1,104,000 of its shares for a total cost of $13,448,170 at a weighted average discount of 24.29% from net asset value. The discount of individual repurchases ranged from 20.26% - 28.48%. Since inception of the repurchase program, the Fund has repurchased 30% of its shares.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2001, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                        FOR              AGAINST
----------------                                     ---------           -------
James P. McCaughan                                   6,692,100           209,197
William W. Priest, Jr.                               6,701,169           200,128
Martin M. Torino                                     6,691,323           209,974

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, George W. Landau, Riordan Roett and Richard W. Watt continue to serve as directors of the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-     Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Warburg Pincus Blue Chip Fund
Credit Suisse Warburg Pincus High Income Fund
Credit Suisse Warburg Pincus
   International Equity II Fund
Credit Suisse Warburg Pincus Municipal Money Fund
Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Technology Fund
Credit Suisse Warburg Pincus
   U.S. Government Money Fund
Credit Suisse Warburg Pincus Value Fund
Credit Suisse Warburg Pincus Balanced Fund
Credit Suisse Warburg Pincus Capital Appreciation Fund
Credit Suisse Warburg Pincus Cash Reserve Fund
Credit Suisse Warburg Pincus Emerging Growth Fund
Credit Suisse Warburg Pincus Emerging Markets Fund
Credit Suisse Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Focus Fund
Credit Suisse Warburg Pincus
   Global Financial Services Fund
Credit Suisse Warburg Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus Global
   Health Sciences Fund
Credit Suisse Warburg Pincus Global New
   Technologies Fund
Credit Suisse Warburg Pincus
   Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus
   Global Telecommunications Fund
Credit Suisse Warburg Pincus
   Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus International Equity Fund
Credit Suisse Warburg Pincus
   International Small Company Fund
Credit Suisse Warburg Pincus Japan Growth Fund
Credit Suisse Warburg Pincus Japan Small Company Fund
Credit Suisse Warburg Pincus European Equity Fund
Credit Suisse Warburg Pincus Major Foreign Markets Fund
Credit Suisse Warburg Pincus Municipal Bond Fund
Credit Suisse Warburg Pincus
   New York Intermediate Municipal Fund
Credit Suisse Warburg Pincus New York Tax Exempt Fund
Credit Suisse Warburg Pincus
   Small Company Growth Fund
Credit Suisse Warburg Pincus Value II Fund
Credit Suisse Warburg Pincus
   WorldPerks(R) Money Market Fund
Credit Suisse Warburg Pincus
   WorldPerks(R) Tax Free Money Market Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

                       This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. CSAM and its affiliates manage approximately $94 billion in the United States and $298 billion globally.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Latin Amer Eq". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY

The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY

The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME

Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director

James J. Cattano        Director

George W. Landau        Director

William W. Priest, Jr.  Director

Riordan Roett           Director

Martin M. Torino        Director

James P. McCaughan      Chairman of the Board
                        of Directors and Director

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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